POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Occidental Life Insurance Company, an Iowa corporation ("Company"), do hereby appoint DAVID
M. GOLDSTEIN, PRISCILLA I. HECHLER, STEVEN SHEPARD, FRANK A. CAMP, CHERYL FINNEY, and each of them severally, as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

--------------------------------------------------- ------------------------------- ----------------------------
              Separate Account Name                          Product Name              SEC 1933 File Number
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-4 of Transamerica Occidental       TransSurvivor Life VUL               333-47406
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-5 of Transamerica Occidental           TransUltra VUL                   333-51916
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-6 of Transamerica Occidental        TransAccumulator VUL                333-71956
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of April, 2008.

                /s/ John R. Hunter, Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Occidental Life Insurance Company, an Iowa corporation ("Company"), do hereby appoint DAVID
M. GOLDSTEIN, PRISCILLA I. HECHLER, STEVEN SHEPARD, FRANK A. CAMP, CHERYL FINNEY, and each of them severally, as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.



--------------------------------------------------- ------------------------------- ----------------------------
              Separate Account Name                          Product Name              SEC 1933 File Number
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-4 of Transamerica Occidental       TransSurvivor Life VUL               333-47406
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-5 of Transamerica Occidental           TransUltra VUL                   333-51916
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-6 of Transamerica Occidental        TransAccumulator VUL                333-71956
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of April, 2008.


                /s/ Craig D. Vermie, Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Occidental Life Insurance Company, an Iowa corporation ("Company"), do hereby appoint DAVID
M. GOLDSTEIN, PRISCILLA I. HECHLER, STEVEN SHEPARD, FRANK A. CAMP, CHERYL FINNEY, and each of them severally, as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.



--------------------------------------------------- ------------------------------- ----------------------------
              Separate Account Name                          Product Name              SEC 1933 File Number
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-4 of Transamerica Occidental       TransSurvivor Life VUL               333-47406
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-5 of Transamerica Occidental           TransUltra VUL                   333-51916
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-6 of Transamerica Occidental        TransAccumulator VUL                333-71956
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of April, 2008.


                /s/   Brenda K. Clancy, Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Occidental Life Insurance Company, an Iowa corporation ("Company"), do hereby appoint DAVID
M. GOLDSTEIN, PRISCILLA I. HECHLER, STEVEN SHEPARD, FRANK A. CAMP, CHERYL FINNEY, and each of them severally, as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.



--------------------------------------------------- ------------------------------- ----------------------------
              Separate Account Name                          Product Name              SEC 1933 File Number
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-4 of Transamerica Occidental       TransSurvivor Life VUL               333-47406
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-5 of Transamerica Occidental           TransUltra VUL                   333-51916
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-6 of Transamerica Occidental        TransAccumulator VUL                333-71956
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of April, 2008.

                /s/ Darryl D. Button, Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Occidental Life Insurance Company, an Iowa corporation ("Company"), do hereby appoint DAVID
M. GOLDSTEIN, PRISCILLA I. HECHLER, STEVEN SHEPARD, FRANK A. CAMP, CHERYL FINNEY, and each of them severally, as my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.



--------------------------------------------------- ------------------------------- ----------------------------
              Separate Account Name                          Product Name              SEC 1933 File Number
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-4 of Transamerica Occidental       TransSurvivor Life VUL               333-47406
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-5 of Transamerica Occidental           TransUltra VUL                   333-51916
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------
--------------------------------------------------- ------------------------------- ----------------------------
Separate Account VUL-6 of Transamerica Occidental        TransAccumulator VUL                333-71956
Life Insurance Company
--------------------------------------------------- ------------------------------- ----------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of April, 2008.

       /s/Kenneth Kilbane, Director